                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                DECEMBER 8, 1999



                               UNITEL VIDEO, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                    1-8654              23-1713238
           ------------                ---------            ------------
   (State or other jurisdiction      (Commission          (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)

555 WEST 57TH STREET, NEW YORK, NEW YORK                        10019
----------------------------------------                     ----------
    (Address of principal executive offices)                 (Zip Code)



                                  212-265-3600
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                          -----------------------------
                         (Former name or former address,
                          if changed since last report)

FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                   Page 2 of  3
================================================================================


Unitel Video, Inc. (the "Company") hereby amends Item 7 of its Current Report on Form 8-K dated December 22, 1999 to read in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired:

         Not applicable

(b)      Pro forma financial information:
         In connection with the filing of a Current Report on Form 8-K on December 22, 1999, the Company hereby amends this Item 7 by including the following pro forma financial information:

         Pro Forma Consolidated Balance Sheet as of May 31, 1999

         Pro Forma Consolidated Statements of Operations for the nine months ended May 31, 1999

         Pro Forma Consolidated Statements of Operations for the year ended August 31, 1998

         Notes to Pro Forma Consolidated Financial Statements

(c)       Exhibits:

         *2.1(A) Letter agreement dated June 18, 1999 between Joseph Finn Co., Inc. and Unitel Video, Inc.

         *2.1(B) Guaranteed Sale Agreement dated as of October 13, 1999 between Unitel Video, Inc. and Michael Fox International, Inc. and Rabin Brothers, as amended by letter agreement dated October 15, 1999 between Michael Fox International, Inc. and Unitel Video, Inc.

         *99.1:  Unitel Video, Inc. Press Release dated September 28, 1999.

FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 3 of 3
================================================================================



         Upon the request of the Securities and Exchange Commission, the Company agrees to furnish to the Commission a copy of any schedule or exhibit to the Joseph Finn Letter Agreement or the Michael Fox/Rabin Agreement omitted from the copy of such agreement filed herewith as Exhibit Nos. 2.1(A) and 2.1(B), respectively.

* Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 UNITEL VIDEO, INC.

Date: February 18, 2000                          By: /s/ Ira Glazer
                                                     --------------
                                                 Ira Glazer
                                                 Getzler & Co., Inc., consultant
                                                 for Unitel Video, Inc.

                                  EXHIBIT INDEX


       EXHIBIT NUMBER       DESCRIPTION
       --------------       -----------

              *2.1(A)       Letter Agreement dated June 18, 1999 between Joseph
                            Finn Co., Inc. and Unitel Video, Inc.

              *2.1(B)       Guaranteed Sale Agreement dated as of October 13,
                            1999 (the "Michael Fox/Rabin Agreement") between
                            Unitel Video, Inc. and Michael Fox International,
                            Inc. and Rabin Brothers, as amended by letter agreement dated October 15, 1999 between Michael Fox
                            International, Inc. and Unitel Video, Inc.

              *99.1         Unitel Video, Inc. Press Release dated September 28,
                            1999


* Previously filed

                                    PRO FORMA

                              FINANCIAL INFORMATION

On September 3, 1999, the Company and its domestic subsidiaries filed voluntary petitions seeking protection under Chapter 11 of the United States Bankruptcy Code. Subsequent to the filing, and as disclosed in the Form 12b-25 Notification of Late Filing filed by the Company on November 29, 1999, the Company submitted to the Securities and Exchange Commission (the "Commission") a request of the Division of Corporation Finance (the "Division") of the Commission to confirm that the Division would not recommend enforcement action against the Company if the Company implemented the modified Securities Exchange Act of 1934 (the "Exchange Act") reporting procedures described in such request. Pending the Division's response, the Company did not file with the Commission any annual or quarterly reports required to be filed under the Exchange Act. Accordingly, each of the Quarterly Report on Form 10-Q for the nine months ended May 31, 1999 (the "May 10-Q") and the Annual Report on Form 10-K for the year ended August 31, 1998 (the "1998 10-K") is the most recent quarterly and annual report, respectively, filed by the Company under the Exchange Act. The Division has recently informed the Company that it will not grant the Company's request to implement the modified Exchange Act reporting procedures described in the aforementioned request and the Company is currently endeavoring to prepare and file the Company's Annual Report on Form 10-K for the year ended August 31, 1999 and Quarterly Report on Form 10-Q for the three months ended November 30, 1999 which have not been filed by the Company.

The pro forma financial information contained herein reflects the transactions described herein on the financial information included in the May 10-Q and the 1998 10-K. Except as set forth in note (7) of Notes to Pro Forma Consolidated Financial Statements, the Company has not prepared the pro forma financial statements with respect to any periods subsequent to those covered by the May 10-Q and the 1998 10-K, as required by the rules of the Commission, for the reasons described above. The Pro Forma Consolidated Balance Sheet reflects the consolidated balance sheet of the Company as of May 31, 1999 as if the disposition of assets from the Company's Editel Los Angeles and Unitel Post 38 divisions and the closure of such divisions had been consummated on May 31, 1999. The Pro Forma Consolidated Statements of Operations for the nine months ended May 31, 1999 and the year ended August 31, 1998 reflect the consolidated results of operations of the Company as if the disposition of assets from and closure of such divisions had been consummated on September 1, 1997. Also included in narrative form in note (7) of Notes to Pro Forma Consolidated Financial Statements is certain Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statements of Operations information for the year ended August 31, 1999 as if the subject transactions had occurred at August 31, 1999 for balance sheet presentation and September 1, 1998 for statements of operations presentation.

The pro forma information does not purport to be indicative of the financial position or results of operations of the Company that would have been attained had the subject transactions occurred on the dates indicated nor of future results of operations of the Company. The pro forma consolidated financial statements should be read in conjunction with the separate unaudited and audited financial statements and notes thereto of Unitel Video, Inc. included in the May 10-Q and the 1998 10-K.

                       PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  MAY 31, 1999
                                   (Unaudited)

                                                         Editel Closure     Post 38 Closure
                                                            & Asset             & Asset           Proforma
                                          Historical    Disposition (1&2)   Disposition (1&2)   Adjustments(2)    Proforma
                                          ----------    -----------------   -----------------   --------------   ----------
ASSETS

Current Assets:
  Cash                                    $     91,000                                              $191,000     $   282,000
  Accounts receivable, net                   4,217,000                                                             4,217,000
  Other receivables                             70,000                                                                70,000
  Prepaid income taxes                         199,000                                                               199,000
  Prepaid expenses                             343,000                                                               343,000
  Deferred tax asset                           312,000                                                               312,000
                                          ------------    -----------         -----------           --------     -----------
Total current assets                         5,232,000              0                   0            191,000       5,423,000

Property and equipment-at cost(3)
  Land, buildings and improvements          24,114,000              0             786,000                         23,328,000
  Video equipment                           78,452,000     11,599,000          10,355,000                         56,498,000
  Furniture and fixtures                     1,614,000        312,000             361,000                            941,000
                                          ------------    -----------         -----------           --------     -----------
                                           104,180,000     11,911,000          11,502,000                  0      80,767,000

Less accumulated depreciation
  and amortization                          58,402,000      7,709,000           7,538,000                         43,155,000
                                          ------------    -----------         -----------           --------     -----------
                                            45,778,000      4,202,000           3,964,000                  0      37,612,000

Deferred tax asset                           2,157,000                                                             2,157,000
Goodwill                                     1,479,000                                                             1,479,000
Other assets                                 2,111,000                                                             2,111,000
                                          ------------    -----------         -----------           --------     -----------
                                          $ 56,757,000    $ 4,202,000         $ 3,964,000           $191,000     $48,782,000
                                          ============    ===========         ===========           ========     ===========

See Notes to Pro Forma Consolidated Financial Statements

                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  MAY 31, 1999
                                   (Unaudited)




                                                           Editel Closure       Post 38 Closure
                                                              & Asset              & Asset          Proforma
                                         Historical        Disposition (1&2)    Disposition (1&2)   Adjustments(2)     Proforma
LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
  Accounts payable                      $  6,769,000                                               ($103,000)         $  6,666,000
  Accrued expenses                         1,921,000                                                (115,000)            1,806,000
  Payroll, benefits and related items        869,000                                                                       869,000
  Current maturities of long-term
   debt                                   14,072,000                                              (2,620,000)           11,452,000
  Current maturities of subordinated
   debt                                    2,171,000                                                                     2,171,000
  Current maturities of capital
   lease obligations                       3,411,000                                                (155,000)            3,256,000
                                        ------------       ------------          ------------        --------             ----------
Total current liabilities                 29,213,000                  0                     0     (2,993,000)           26,220,000

Deferred rent                                  3,000                                                                         3,000
Long-term debt, less current
   maturities                             19,807,000                                                                    19,807,000
Long-term leases, less current
   maturities                              2,448,000                                                                     2,448,000
Accrued retirement                           949,000                                                                       949,000

Stockholders' equity:
  Common stock, par value
  $.01 per share
  Authorized 5,000,000 shares
  Issued 3,545,604 shares
    and outstanding 2,714,866
    shares                                    27,000                                                                        27,000
  Additional paid-in-capital              27,285,000                                                                    27,285,000
  Accumulated deficit                    (15,330,000)        4,202,000              3,964,000      3,184,000           (20,312,000)
  Common stock held in treasury,
    at cost (830,738 shares)              (7,645,000)                                                                   (7,645,000)
                                        ------------       -----------           ------------      ---------           ------------
 Total stockholders' equity/
    (deficit)                              4,337,000         4,202,000              3,964,000      3,184,000              (645,000)
                                        ------------       -----------           ------------      ---------           ------------
                                         $56,757,000       $ 4,202,000           $  3,964,000    $   191,000          $ 48,782,000
                                        ------------       -----------           ------------      ---------           ------------
                                        ------------       -----------           ------------      ---------           ------------

See Notes to Pro Forma Consolidated Financial Statements


                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE NINE MONTHS ENDED MAY 31, 1999
                                  (Unaudited)

                                                                           Editel         Post 38
                                                 Editel     Post 38        Asset           Asset          Proforma
                                  Historical   Closure(4)  Closure(4)  Disposition(5)  Disposition(5)  Adjustments(6)   Proforma
                                 ----------   ----------  ----------  --------------  --------------  --------------  -----------
Sales                            $33,899,000  $7,253,000  $6,274,000                                                  $20,372,000

Cost of Sales:
  Production costs                22,885,000   5,461,000   4,540,000                                                   12,884,000
  Depreciation                     6,392,000   1,582,000     609,000     4,542,000       1,329,000                     10,072,000
                                 -----------   ----------  ----------  --------------  --------------  --------------  ----------
                                  29,277,000   7,043,000   5,149,000     4,542,000       1,329,000                 0   22,956,000
                                 -----------   ----------  ----------  --------------  --------------  --------------  ----------

Gross Profit                       4,622,000     210,000   1,125,000    (4,542,000)     (1,329,000)                0   (2,584,000)

Operating expenses:
  Selling                            723,000     162,000     397,000                                                      164,000
  General and administrative       4,271,000     904,000     403,000                                                    2,964,000
  Interest                         3,475,000           0           0                                      (255,000)     3,220,000
                                 -----------   ----------  ----------  --------------  --------------  --------------  ----------
                                   8,469,000   1,066,000     800,000             0               0        (255,000)     6,348,000
                                 -----------   ----------  ----------  --------------  --------------  --------------  ----------

Loss from operations              (3,847,000)   (856,000)    325,000    (4,542,000)     (1,329,000)        255,000     (8,932,000)

Income taxes                          38,000           0           0                                                       38,000
                                 -----------   ----------  ----------  --------------  --------------  --------------  ----------
Net loss available to
  common stockholders            ($3,885,000)  ($856,000)   $325,000   ($4,542,000)    ($1,329,000)       $255,000    ($8,970,000)
                                 -----------   ----------  ----------  --------------  --------------  --------------  ----------
                                 -----------   ----------  ----------  --------------  --------------  --------------  ----------

Loss per common share-basic           ($1.43)                                                                              ($3.31)
  and diluted

Weighted average of common and
  common equivalent shares
  outstanding                      2,714,000                                                                            2,714,000
                                 -----------                                                                           ----------
                                 -----------                                                                           ----------

See Notes to Pro Forma Consolidated Financial Statements

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE YEAR ENDED AUGUST 31, 1998
                             (Unaudited)

                                                                            Editel          Post 38
                                               Editel        Post 38        Asset            Asset           Proforma
                                Historical   Closure (4)   Closure (4)   Disposition (5)  Disposition (5)  Adjustments(6) Proforma
                                ----------   -----------   -----------   ---------------  ---------------  ------------  ---------
Sales                           $51,699,000  $13,018,000    $5,689,000                                                  $32,992,000

Cost of Sales:
   Production costs              35,769,000    8,498,000     4,632,000                                                   22,639,000
   Depreciation                   8,938,000    2,549,000       812,000     4,542,000          1,329,000                  11,448,000
                                -----------  -----------    ----------   -----------        -----------      ---------  -----------
                                 44,707,000   11,047,000     5,444,000     4,542,000          1,329,000              0   34,087,000
                                -----------  -----------    ----------   -----------        -----------      ---------  -----------

Gross Profit                      6,992,000    1,971,000       245,000    (4,542,000)        (1,329,000)             0   (1,095,000)

Operating expenses:
   Selling                        1,339,000      289,000       374,000                                                      676,000
   General and administrative     6,558,000    1,097,000       494,000                                                    4,967,000
   Interest                       4,127,000            0             0                                       (289,000)    3,838,000
   Merger Agreement Costs           685,000                                                                                 685,000
                                -----------  -----------    ----------   -----------        -----------      ---------  -----------
                                 12,709,000    1,386,000       868,000             0                   0     (289,000)   10,166,000
                                -----------  -----------    ----------   -----------        -----------      ---------  -----------

Loss from operations             (5,717,000)     585,000      (623,000)   (4,542,000)         (1,329,000)     289,000   (11,261,000)


Other income                        345,000                    345,000                                                            0

Income taxes                         37,000             0            0                                                       37,000
                                -----------  -----------    ----------   -----------        -----------      ---------  -----------
Net loss available to
   common stockholders          ($5,409,000)     $585,000    ($278,000)  ($4,542,000)       ($1,329,000)     $289,000  ($11,298,000)
                                -----------  -----------    ----------   -----------        -----------      ---------  -----------
                                -----------  -----------    ----------   -----------        -----------      ---------  -----------


Loss per common share-basis
   and diluted                       ($2.01)                                                                                 ($4.20)


Weighted average of common and
   common equivalent shares
   outstanding                    2,687,000                                                                               2,687,000
                                -----------                                                                               ---------
                                -----------                                                                               ---------

See Notes to Pro Forma Consolidated Financial Statements


               NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

(1) The Pro Forma Consolidated Balance Sheet reflects the closure of the Company's Editel Los Angeles and Unitel Post 38 divisions and the disposition of certain equipment from such divisions to various buyers and the resulting repayment of the Company's current maturities of long-term debt, capital leases, accounts payable and accrued expenses with a portion of the proceeds used for working capital purposes as if such events had occurred on May 31, 1999.

(2) The Pro Forma Consolidated Balance Sheet includes the following adjustments to reflect the closure of and disposition of assets from the Company's Editel Los Angeles and Unitel Post 38 divisions as if these events occurred on May 31, 1999. The difference between the proceeds reference in Item 2 of this Form 8-K and the total proceeds of $3,184,000 set forth below is attributable to expenses of the Unitel Post 38 auction offset by sales of leased equipment with respect to which information was not previously available.



                                Increase (Decrease) in Balance Sheet Accounts

                    Calculation           Current Maturities  Current Maturities
                    of Estimated             of Long Term       Of Capital Lease     Other Current   Net Property
                       Loss         Cash         Debt            Obligations          Liabilities    & Equipment      Equity


Proceeds, net of
expenses             $3,184,000   $191,000    ($2,620,000)       ($155,000)          ($218,000)

Net book value of
assets disposed     ($8,166,000)                                                                     ($8,166,000)
                    ------------

Net loss            ($4,982,000)                                                                                     ($4,982,000)
                    ------------
                    ------------
                                 -----------  -------------     --------------       -----------    -------------    -----------
Balance sheet totals              $191,000    ($2,620,000)       ($155,000)          ($218,000)     ($8,166,000)     ($4,982,000)
                                 -----------  -------------     --------------       -----------    -------------    -----------
                                 -----------  -------------     --------------       -----------    -------------    -----------


(3) Unsold equipment from the Company's Editel Los Angeles division is stored at the Company's owned building in Los Angeles. Unsold equipment from the Company's Unitel Post 38 division is maintained in storage in New York City since the Company vacated the leased premises that had been occupied by the Unitel Post 38 business in December 1999.

(4) The Pro Forma Consolidated Statements of Operations for the periods presented reflect the elimination of operations for such periods, other than allocated interest and corporate general and administrative expenses, except as indicated in note (6).

(5) The Pro Forma Consolidated Statements of Operations for the periods presented reflect the disposition of the net book value of the assets as of September 1, 1997 net of the proceeds received from asset sales.

(6) The Pro Forma Consolidated Statements of Operations for the periods presented reflect the repayment of debt as of the beginning of the periods being presented resulting in a decrease in interest expense for such periods.

(7) Asset sales and disposals subsequent to August 31, 1999 if reflected in the Company's consolidated balance sheet at August 31, 1999 would have resulted in a decrease in net property and equipment of $5,400,000, a decrease in total assets of $5,207,000, a decrease in current liabilities of $2,262,000, and an increase in stockholders' deficit of $2,945,000. Asset sales and disposals subsequent to August 31, 1999 and the closure of the Company's Editel Los Angeles and Unitel Post 38 divisions if reflected in the Company's consolidated statements of operations at September 1, 1998 would have resulted in a decrease in the net loss for the year ending August 31, 1999 by $201,000, a decrease in the loss per common share basic and diluted of $.08, and a decrease in interest of $306,000 to reflect the repayment of $2,890,000 of indebtedness as of September 1, 1998.